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                                                                    EXHIBIT 10.2


                               INDEMNITY AGREEMENT

         THIS IS AN INDEMNITY AGREEMENT dated as of January 14, 1994, among ADDINGTON RESOURCES, INC. ("ARI"), ADDINGTON HOLDING COMPANY, INC. ("Addington Holding"), PITTSTON MINERALS GROUP INC. ("PMGI") and PITTSTON ACQUISITION COMPANY ("PAC") (PMGI, together with PAC, collectively "Pittston").

                                    Recitals

         Reference is hereby made to the obligations of Addington, Inc. set forth in (i) the Lease Agreement dated February 13, 1975 by and between Cleo Knuckles, et al. and King Coal Company, as amended and supplemented and assigned or sub-leased, and (ii) the Lease Agreement dated March 1, 1988 between Addington, Inc. and South Mississippi Electric Power Association, as amended and supplemented and assigned or sub-leased, (collectively the "Addington Leases").

         Reference is made to that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated September 24, 1993, between PAC and Addington Holding pursuant to which Addington Holding sold to PAC all of the issued and outstanding stock of certain subsidiaries, including Addington, Inc.

         In connection with the transactions contemplated by the Stock Purchase Agreement, ARI and Addington Holding have agreed to execute and deliver this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties to this Agreement, the parties agree as follows:

                                  WITNESSETH:

         1. Each of ARI and Addington Holding, jointly and severally, (each an "Indemnitor", and collectively, the "Indemnitors") hereby agrees to indemnify, defend and hold Pittston and its or their respective agents, directors, officers, attorneys and affiliates (individually, and "Indemnified Party" and collectively, the "Indemnified Parties") harmless from and against any loss, liability, claim, damage and expense (including reasonable legal fees and expenses) suffered or incurred by an Indemnified Party under the Addington Leases.

         2. In order for an Indemnified Party to be entitled to any indemnification provided for under this Agreement arising out of or involving a claim or demand made by any person, firm, governmental authority or corporation against the Indemnified Party (a "Third Party Claim"), such Indemnified Party must notify the Indemnitors in writing, and in reasonable detail, of the Third Party Claim within 10 business days after receipt by such




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Indemnified Party of written notice of the Third Party Claim; provided, however, that failure to give such notification shall not affect the Indemnification provided hereunder except and unless to the extent the Indemnitors shall have been actually prejudiced as a result of such failure (the Indemnitors shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to give such notice). Thereafter, the Indemnified Party shall deliver to the Indemnitors, within five business days after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim.

         3. If a Third Party Claim is made against an Indemnified Party, the Indemnitors will be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof with counsel selected by the Indemnitors and reasonably satisfactory to the Indemnified Party. Should the Indemnitors so elect to assume the defense of a Third Party Claim, the Indemnitors will not be liable to the Indemnified Party for legal expenses subsequently incurred by the indemnified party in connection with the defense thereof. If the Indemnitors assume such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnitors, it being understood that the Indemnitors shall control such defense. The Indemnitors shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnitors have not assumed the defense thereof (other than during any period in which the Indemnified Party shall have failed to give notice of the Third Party Claim as provided above). If the Indemnitors choose to defend or prosecute any Third Party Claim, all of the parties hereto shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the Indemnitors' request) the provision to the Indemnitors of records and information which are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient and reasonable basis to provide additional information and explanation of any material provided hereunder. Whether or not the Indemnitors shall have assumed the defense of a Third Party Claim, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnitors' prior written consent (which consent shall not be unreasonably withheld).

         4. Should any litigation be commenced concerning this Agreement or the rights and duties of any party with respect to it, the party prevailing shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for such party's attorney's fees and expenses determined by the court in such litigation or in a separate action brought for that purpose.

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         5. No amendment to this Agreement shall be effective unless it shall be in writing and signed by both parties hereto. Each party acknowledges that no officer, employee, agent or other representative of the other party has authority, actual or apparent, to bind such other party to any amendment or other modification of this Agreement, except pursuant to a written document properly executed by an authorized representative of such other party.

         6. This Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. No representation, promise or statement of intention has been made by either party that is not embodied herein, and neither party shall be bound by or liable for any alleged representation, promise or statement of intention not so set forth.

         7. If any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

         8. Each of the parties to this Agreement irrevocably submits to the exclusive jurisdiction of (a) the Circuit Court of Boyd County, Kentucky, and
(b) the United States District Court for the Eastern District of Kentucky, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties to this Agreement agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Eastern District of Kentucky or, if, for jurisdictional reasons, such suit, action or other proceeding may not be brought in such court, in the Circuit Court of Boyd County, Kentucky. Each of the parties to this Agreement further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address as provided in paragraph 10 below shall be effective service of process for any action, suit or proceeding in Kentucky with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties to this Agreement irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (a) the Circuit Court of Boyd County, Kentucky, or (b) the United States District Court for the Eastern District of Kentucky, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

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         9.  This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, without regard to its conflicts of law rules.

         10. All notice or communications under this Agreement shall be in writing and shall be (1) mailed by registered or certified mail, return receipt requested, (2) hand delivered, or (3) delivered by overnight carrier, to the parties at the addresses set forth below their names on the signature page(s) to this Agreement, and any notice so addressed and mailed or delivered to and/or deposited with such carrier, freight prepaid, shall be deemed to have been given when so mailed if mailed; or delivered if hand-delivered; or delivered to such overnight courier if delivered by overnight courier. The parties hereto may at any time, and from time to time, change the address(es) to which notice shall be mailed, transmitted or otherwise delivered by written notice setting forth the changed address(es).

         11. Nothing in this Agreement shall affect the rights and obligations of the parties to the Stock Purchase Agreement.

         IN WITNESS WHEREOF, the parties have executed this as of the date set out on the preamble hereto, but actually on the date(s) set forth below.


                                             ADDINGTON RESOURCES, INC.


                                             By /s/ Robert Addington
                                               -------------------------------

                                             Title: Vice President
                                                   ---------------------------

                                             Date:  1/14/94
                                                  ----------------------------

                                             Address:

                                                      9431 U.S. Route 60
                                                      Ashland, Kentucky 41102
                                                      Attn: President

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                                             ADDINGTON HOLDING COMPANY, INC.


                                             By /s/ Robert Addington
                                               -------------------------------

                                             Title: Vice President
                                                   ---------------------------

                                             Date:  1/14/94
                                                  ----------------------------

                                             Address:
                                                  9431 U.S. Route 60
                                                  Ashland, Kentucky 41102
                                                  Attn: President



                                             PITTSTON MINERALS GROUP INC.

                                             By     /s/ Karl K. Kendig
                                               -------------------------------

                                             Title: Vice President
                                                   ---------------------------

                                             Date:  1/14/94
                                                  ----------------------------

                                             Address:

                                                  100 First Stamford Place
                                                  Stamford, Connecticut 06912
                                                  Attn: President



                                             PITTSTON ACQUSITION COMPANY

                                             By     /s/ Karl K. Kendig
                                               -------------------------------

                                             Title: Executive Vice President
                                                   ---------------------------

                                             Date:  1/14/94
                                                  ----------------------------

                                             Address:

                                                  100 First Stamford Place
                                                  Stamford, Connecticut 06912
                                                  Attn: President



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